                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report: May 8, 1998
                 Date of Earliest Event Reported: March 4, 1998



                            TCI COMMUNICATIONS, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charters)


                                State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       0-5550                                             84-0588868
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



          5619 DTC Parkway
         Englewood, Colorado                               80111
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (303) 267-5500

Item 2.  Acquisition or Disposition of Assets.

         On April 30, 1998 (the "InterMedia Closing Date"), TCI IP-VI, LLC ("TCI LLC"), a limited liability company wholly-owned by subsidiaries of Tele-Communications, Inc. ("TCI"), transferred to InterMedia Capital Partners VI, L.P. ("IP-VI"), a Delaware limited partnership, and certain of its affiliates, cable television systems owned and operated by TCI Communications, Inc. ("TCIC") subsidiaries serving, as of March 31, 1998, approximately 435,000 basic customers. The transfer (the "IP-VI Transfer") was completed pursuant to the terms of a Contribution Agreement dated as of October 30, 1997, by and among TCI TKR of Southern Kentucky, Inc., TCI TKR of Northern Kentucky, Inc., TCI TKR of Jefferson County, Inc. TCI Cablevision of Kentucky, Inc., TCI Cablevision of North Central Kentucky, Inc., TCI of North Central Kentucky, Inc., TCI of Lexington, Inc. and TCI of Radcliff, Inc. (collectively the "TCI Parties") and InterMedia Capital Management VI, L.P., as amended. The systems transferred were located in and around the following Kentucky communities: Dawson Springs, Providence, St. Charles, Caldwell County, Hopkins County, Webster County, Shepherdsville, Danville, Lexington, Radcliff, Warren County, Bowling Green, Oakland, Plum Springs, Smith's Grove, Woodburn, Louisville, Boone County, Campbell County, Kenton County and Newport (the "Kentucky Systems"). IP-VI and its affiliates also assumed rights and obligations under a programming rights agreement with Satellite Services, Inc., an affiliate of TCIC. TCI LLC received a 49.005% limited partnership interest in IP-VI, and IP-VI assumed approximately $812 million in debt associated with the Kentucky Systems. The amount of the consideration received by TCI LLC in the IP-VI Transfer was based on arm's-length negotiations between the parties.

         Leo J. Hindery, Jr., the President and Chief Executive Officer of TCIC, and William R. Fitzgerald, an Executive Vice President of TCIC, are on the advisory board of IP-VI. Mr. Hindery also owns a .495% limited partnership interest in IP-VI. Additionally, the TCI Parties, TCI LLC and CVC Keep Well LLC, an affiliate of TCIC, have agreed to take certain steps to support compliance by subsidiaries of IP-VI with their payment obligations under senior credit facilities, up to a total contingent commitment of approximately $490 million.

Item 5.  Other Events.

         On March 4, 1998 (the "CSC Closing Date"), subsidiaries of TCI (including certain subsidiaries of TCIC) transferred to CSC Parent Corporation, a Delaware corporation (now known as Cablevision Systems Corporation) ("New CSC"), cable television systems owned and operated by TCI serving approximately 830,000 basic customers, as of January 31, 1998. The systems transferred were located in Union, Mercer, Monmouth, Somerset, Middlesex, Morris, Sussex, Bergen and Passaic counties in New Jersey and in Rockland, Suffolk and Westchester counties in New York (the "NJ/NY Systems"). In addition to its ownership interest in the NJ/NY Systems, New CSC holds all of the common stock of the former Cablevision Systems Corporation (now known as CSC Holdings, Inc.). The NJ/NY Systems were transferred either directly by the transfer of the assets of such cable systems or indirectly by the transfer of partnership interests or capital stock in the entities owning such cable systems, in exchange for 24,471,086 shares (as adjusted for a stock dividend) of Class A common stock, par value $0.01 per share, of New CSC ("New CSC Class A Common Stock") representing an approximate 32.7% common equity ownership interest in New CSC and assumption by New CSC of certain liabilities, including approximately $669 million in debt, relating to the cable television systems transferred by TCI to New CSC. As a part of such transaction, TCIC subsidiaries contributed to New CSC cable television systems serving approximately 410,000 basic customers in exchange for 13,975,524 shares (as adjusted for a stock dividend) or 18.7% of New CSC Class A Common Stock, and New CSC assumed approximately $78 million of intercompany debt owed to TCIC. Such exchange was made pursuant to the terms of the Contribution and Merger Agreement dated as of June 6, 1997, as amended and restated by the Amended and Restated Contribution and Merger Agreement (the "Contribution and Merger Agreement") dated as of June 6, 1997, by and among TCI Communications, Inc., and certain affiliates of New CSC (the "CSC Transaction"). The amount of the consideration payable in the CSC Transaction was based on arm's-length negotiations between the parties.

         On the CSC Closing Date, TCI and its subsidiaries (including certain subsidiaries of TCIC) holding the New CSC Class A Common Stock issued in the CSC Transaction (collectively, the "Investor"), New CSC and certain holders (the "Class B Stockholders") of Class B common stock of New CSC ("New CSC Class B Common Stock", and together with the New CSC Class A Common Stock, "New CSC Common Stock") entered into a Stockholders Agreement (the "New CSC Stockholders Agreement") providing, among other things, for: (i) limits on the Investor's ability to acquire New CSC Class A Common Stock other than pursuant to the CSC Transaction or in other limited circumstances, if, following such acquisition, the Investor would own beneficially 10% or more of the New CSC Class A Common Stock in excess of the shares of New CSC Class A Common Stock issued to the Investor in the CSC Transaction; (ii) limitations on the Investor's ability to transfer the shares of New CSC Class A Common Stock; (iii) consultation rights among New CSC, TCI, and the Class B Stockholders regarding sales of New CSC as a whole or significant assets of New CSC, certain sales of New CSC Class A Common Stock owned by the Investor and certain sales of New CSC Class B Common Stock owned by the Class B Stockholders; (iv) certain tag-along rights of the Investor and drag-along rights of the Class B Stockholders upon certain sales of New CSC Common Stock by the Class B Stockholders; (v) preemptive rights for the Investor on new issuances of New CSC Common Stock so that the Investor may maintain beneficial ownership of the percentage of the outstanding New CSC Common Stock owned by the Investor immediately prior to such new issuance, with certain limited exceptions; (vi) the Investor's right to designate two directors ("Investor Directors") for so long as certain ownership of New CSC Class A Common Stock is maintained by the Investor; (vii) the right of the Investor Directors to membership on a committee of the Board of Directors of New CSC to approve certain transactions with Class B Stockholders and their family members that will give such Investor Directors a veto over such transactions; (viii) the Investor's agreement to vote in proportion with the public holders of New CSC Class A Common Stock for the election of the directors of New CSC which the New CSC Class A Common Stock is entitled to elect and any increase in authorized shares; (ix) agreement by New CSC not to effect acquisition transactions that would cause the debt to cash flow ratio of New CSC (calculated as described in the New CSC Stockholders Agreement) to exceed a specified ratio (initially 8.0 :
1.0, and declining to 7.5 : 1.0 after December 31, 1999); and (x) certain registration rights under the Securities Act of 1933, as amended, for shares of New CSC Class A Common Stock owned by the Investor. John C. Malone and Leo J. Hindery, Jr., executive officers and directors of TCI, have been designated as the Investor Directors of New CSC.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements

            The following Audited Consolidated Financial Statements of CSC
               Holdings, Inc. (formerly Cablevision Systems Corporation) are incorporated herein by reference to the CSC Holdings, Inc. Annual Report on Form 10-K for the year ended December 31, 1997 (Commission File No. 1-9046):
                   Independent Auditors' Report
                   Consolidated Balance Sheets as of December 31, 1997 and 1996 Consolidated Statements of Operations for the years ended
                      December  31, 1997, 1996 and 1995
                   Consolidated Statements of Stockholders' Deficiency for the
                      years ended December 31, 1997, 1996 and 1995
                   Consolidated Statements of Cash Flows for the years ended
                      December 31, 1997, 1996 and 1995
                   Notes to Consolidated Financial Statements

(b)      Pro Forma Financial Information

         TCI Communications, Inc. and Subsidiaries:

                  Condensed Pro Forma Balance Sheet,
                     December 31, 1997 (unaudited)
                  Condensed Pro Forma Statement of Operations,
                     Year ended December 31, 1997 (unaudited)
                  Notes to Condensed Pro Forma Financial Statements,
                     December 31, 1997 (unaudited)

(c)      Exhibits

         Exhibit Number          Description

               2.1 Amended and Restated Contribution and Merger Agreement, dated as of June 6, 1997, among TCI Communications, Inc., Cablevision Systems Corporation, CSC Parent Corporation and CSC Merger Corporation.
                                   Incorporated herein by reference to the Tele-
                                     Communications, Inc. Current Report on Form
                                     8-K dated March 6, 1998 (Commission File
                                     No. 0-20421).

               99.1 Stockholders Agreement dated as of March 4, 1998, by and among Cablevision Systems Corporation, Tele-Communications, Inc. and the Class B Entities (as defined therein)
                                   Incorporated herein by reference to the Tele-
                                     Communications, Inc. Current Report on Form
                                     8-K dated March 6, 1998 (Commission File
                                     No. 0-20421).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    May 8, 1998



                                              TCI COMMUNICATIONS, INC.
                                              (Registrant)



                                              By:/s/ Stephen M. Brett
                                                 -------------------------------
                                                 Stephen M. Brett
                                                  Executive Vice President

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

                    Condensed Pro Forma Financial Statements

                                December 31, 1997
                                   (unaudited)


         The following unaudited condensed pro forma balance sheet of TCIC, dated as of December 31, 1997, assumes that the IP-VI Transfer (see note 1) and the CSC Transaction (see note 2) had occurred as of such date.

         The following unaudited condensed pro forma statement of operations of TCIC for the year ended December 31, 1997 assumes that the IP-VI Transfer and the CSC Transaction had occurred as of January 1, 1997.

         The unaudited pro forma results do not purport to be indicative of the results of operations that would have been obtained if the IP-VI Transfer and the CSC Transaction had occurred as of January 1, 1997. These condensed pro forma financial statements of TCIC should be read in conjunction with the historical financial statements and the related notes thereto of TCIC.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

                        Condensed Pro Forma Balance Sheet
                                   (unaudited)


                                                                            December 31, 1997
                                          -----------------------------------------------------------------------------------------
                                                                                                                CSC
                                                        Contribution of   Contribution of IP-VI Transfer -   Transaction -
                                            TCIC        Kentucky Systems   NJ/NY Systems    pro forma         pro forma      TCIC
                                          historical    to IP-VI(1)(3)     to New CSC(2)   adjustments        adjustments  pro forma
                                          -----------   ---------------    -------------   ---------------   ------------- --------
Assets                                                                         amounts in millions
------
Cash, receivables and other current
  assets                                   $     355             (14)             (9)             --             --             332
Investment in  affiliates,  accounted for
  under the equity method, and related
  receivables                                    231             (92)             --              92(4)         663(5)          894
Property and equipment, net of
  accumulated depreciation                     6,524            (226)           (151)             --             --           6,147
Franchise costs, intangibles and other
  assets, net of amortization                 14,748            (497)           (450)             --             --          13,801
                                           ---------    ------------    ------------    ------------   ------------    ------------

                                           $  21,858            (829)           (610)             92            663          21,174
                                           =========    ============    ============    ============   ============    ============
Liabilities and Stockholders' Deficit

Payables and accruals                      $   1,272             (17)             (9)             --             --           1,246
Debt                                          13,528            (812)            (78)             --             --          12,638
Deferred income taxes                          5,215              --              --              73(4)          86(6)        5,374
Other liabilities                                125              --              --              --             --             125
                                           ---------    ------------    ------------    ------------   ------------    ------------

  Total liabilities                           20,140            (829)            (87)             73             86          19,383
                                           ---------    ------------    ------------    ------------   ------------    ------------

Minority interests                               787              --              --              --             --             787

Redeemable preferred stock                       232              --              --              --             --             232
Company-obligated mandatorily redeem
  able preferred securities of subsidiary
  trusts holding solely subordinated debt
  securities of TCIC                           1,500              --              --              --             --           1,500
Common stockholder's equity:
  Class A common stock                             1              --              --              --             --               1
  Class B common stock                            --              --              --              --             --              --
  Additional paid-in capital                   1,857              --              --              19(4)          --           1,876
  Combined equity                                 --              --            (523)             --            523(6)           --
  Unrealized holding gains for available-
    for-sale securities                            4              --              --              --             --               4
  Accumulated deficit                           (957)             --              --              --             54(6)         (903)
                                           ---------    ------------    ------------    ------------   ------------    ------------
                                                 905              --            (523)             19            577             978
  Investment in TCI, at cost                  (1,143)             --              --              --             --          (1,143)
  Due from related parties                      (563)             --              --              --             --            (563)
                                           ---------    ------------    ------------    ------------   ------------    ------------
                                                (801)             --            (523)             19            577            (728)
                                           ---------    ------------    ------------    ------------   ------------    ------------
                                           $  21,858            (829)           (610)             92            663          21,174
                                           =========    ============    ============    ============   ============    ============

See accompanying notes to unaudited condensed pro forma financial statements.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

              Condensed Pro Forma Combined Statement of Operations
                                   (unaudited)



                                                                       Year ended December 31, 1997
                                          ----------------------------------------------------------------------------------------
                                                        Contribution                                        CSC
                                                         of Kentucky  Contribution of  IP-VI Transfer -  Transaction -
                                             TCIC        Systems to    NJ/NY Systems     pro forma       pro forma        TCIC
                                           historical     IP-VI(1)     to New CSC(2)    adjustments      adjustments    pro forma
                                           ----------    ----------   --------------   ---------------   ------------  ----------
                                                                           amounts in millions

Revenue                                    $    6,167          (185)         (213)           --               --            5,769
Operating, selling, general and
   administrative expenses, and stock
   compensation                                (3,546)          102           116            --               --           (3,328)
Depreciation and amortization                  (1,393)           39            40            --               --           (1,314)
                                           ----------    ----------    ----------    ----------       ----------       ----------
      Operating income                          1,228           (44)          (57)           --               --            1,127
Interest expense                               (1,064)           57             6            --               --           (1,001)
Interest income                                    26            --            --            --               --               26
Share of losses of affiliates, net                (54)            1            --            (3)(7)          (50)(9)         (106)
Other, net                                       (235)            2             1            --               --             (232)
                                           ----------    ----------    ----------    ----------       ----------       ----------
      Loss before income taxes                    (99)           16           (50)           (3)             (50)            (186)
Income tax benefit                                 39            (7)           16             1(8)            20(8)            69
                                           ----------    ----------    ----------    ----------       ----------       ----------
         Net loss                                 (60)            9           (34)           (2)             (30)            (117)
Dividend requirement on preferred stocks
                                                  (10)           --            --            --               --              (10)
                                           ----------    ----------    ----------    ----------       ----------       ----------
       Net loss attributable to common
          stockholder                      $      (70)            9           (34)           (2)             (30)            (127)
                                           ==========    ==========    ==========    ==========       ==========       ==========


See accompanying notes to unaudited condensed pro forma financial statements.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

                Notes to Condensed Pro Forma Financial Statements

                                December 31, 1997
                                   (unaudited)


(1) On April 30, 1998 (the "InterMedia Closing Date"), TCI IP-VI, LLC ("TCI LLC"), a limited liability company wholly-owned by subsidiaries of Tele-Communications, Inc. ("TCI"), transferred to InterMedia Capital Partners VI, L.P. ("IP-VI"), a Delaware limited partnership, and certain of its affiliates, cable television systems owned and operated by TCI Communications, Inc. ("TCIC") subsidiaries serving, as of March 31, 1998, approximately 435,000 basic customers. The transfer (the "IP-VI Transfer") was completed pursuant to the terms of a Contribution Agreement dated as of October 30, 1997, by and among TCI TKR of Southern Kentucky, Inc., TCI TKR of Northern Kentucky, Inc., TCI TKR of Jefferson County, Inc. TCI Cablevision of Kentucky, Inc., TCI Cablevision of North Central Kentucky, Inc., TCI of North Central Kentucky, Inc., TCI of Lexington, Inc. and TCI of Radcliff, Inc. (collectively the "TCI Parties") and InterMedia Capital Management VI, L.P., as amended. The systems transferred were located in and around the following Kentucky communities: Dawson Springs, Providence, St. Charles, Caldwell County, Hopkins County, Webster County, Shepherdsville, Danville, Lexington, Radcliff, Warren County, Bowling Green, Oakland, Plum Springs, Smith's Grove, Woodburn, Louisville, Boone County, Campbell County, Kenton County and Newport (the "Kentucky Systems"). IP-VI and its affiliates also assumed rights and obligations under a programming rights agreement with Satellite Services, Inc., an affiliate of TCIC. TCI LLC received a 49.005% limited partnership interest in IP-VI, and IP-VI assumed approximately $812 million in debt associated with the Kentucky Systems. TCIC will account for its ownership interest in IP-VI using the equity method of accounting.

         Leo J. Hindery, Jr., the President and Chief Executive Officer of TCIC, and William R. Fitzgerald, an Executive Vice President of TCIC, are on the advisory board of IP-VI. Mr. Hindery also owns a .495% limited partnership interest in IP-VI. Additionally, the TCI Parties, TCI LLC and CVC Keep Well LLC, an affiliate of TCIC, have agreed to take certain steps to support compliance by subsidiaries of IP-VI with their payment obligations under senior credit facilities, up to a total contingent commitment of approximately $490 million.

                                                                     (continued)

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

                Notes to Condensed Pro Forma Financial Statements

                                December 31, 1997
                                   (unaudited)

(2) On March 4, 1998 (the "CSC Closing Date"), subsidiaries TCI (including certain subsidiaries of TCIC) transferred to CSC Parent Corporation, a Delaware corporation (now known as Cablevision Systems Corporation) ("New CSC"), cable television systems owned and operated by TCI serving approximately 830,000 basic customers, as of January 31, 1998. The systems transferred were located in Union, Mercer, Monmouth, Somerset, Middlesex, Morris, Sussex, Bergen and Passaic counties in New Jersey and in Rockland, Suffolk and Westchester counties in New York (the "NJ/NY Systems"). In addition to its ownership interest in the NJ/NY Systems, New CSC holds all of the common stock of the former Cablevision Systems Corporation (now known as CSC Holdings, Inc.). The NJ/NY Systems were transferred either directly by the transfer of the assets of such cable systems or indirectly by the transfer of partnership interests or capital stock in the entities owning such cable systems, in exchange for 24,471,086 shares (as adjusted for a stock dividend) of Class A common stock, par value $0.01 per share, of New CSC ("New CSC Class A Common Stock") representing an approximate 32.7% common equity ownership interest in New CSC and assumption by New CSC of certain liabilities, including approximately $669 million in debt, relating to the cable television systems transferred by TCI to New CSC. As a part of such transaction, TCIC subsidiaries contributed to New CSC cable television systems serving approximately 410,000 basic customers in exchange for 13,975,524 shares (as adjusted for a stock dividend) or 18.7% of New CSC's Class A Common Stock, and New CSC assumed approximately $78 million of intercompany debt owed to TCIC. Such exchange was made pursuant to the terms of the Contribution and Merger Agreement dated as of June 6, 1997, as amended and restated by the Amended and Restated Contribution and Merger Agreement (the "Contribution and Merger Agreement") dated as of June 6, 1997, by and among TCI Communications, Inc., and certain affiliates of New CSC (the "CSC Transaction"). In light of TCI's overall ownership interest in New CSC of approximately 32.7%, TCIC will account for its approximate 18.7% ownership interest in New CSC under the equity method of accounting.

                    TCI COMMUNICATIONS, INC. AND SUBSIDIARIES

                Notes to Condensed Pro Forma Financial Statements

                                December 31, 1997
                                   (unaudited)

(3) Represents the contribution of the Kentucky Systems to IP-VI. Such contribution results in a $92 million negative investment in IP-VI equal to the excess of the TCIC debt assumed by IP-VI over the historical cost of the remaining net assets of the Kentucky Systems.

(4) Represents the gain recognized in connection with the IP-VI transfer. Due to the Company's agreement to take certain steps to support compliance by subsidiaries of IP-VI with their payment obligations under certain senior credit facilities, such gain has been recorded as a direct increase to additional paid-in capital (net of related deferred income taxes of $73 million).

(5) Represents the receipt of 13,975,524 shares (as adjusted for a stock dividend) of New CSC Class A Common Stock valued at approximately $663 million, based on the closing per share price of New CSC Class A Common Stock of $47.44 on the CSC Closing Date.

(6) Represents the estimated gain from the contribution to New CSC of the NJ/NY Systems. The estimated gain represents the excess of the fair value of New CSC Class A Common Stock received (approximately $663 million) over the net assets of the NJ/NY Systems (approximately $523 million), net of the estimated deferred tax effect of the CSC Transaction.

(7) Represents TCIC's proportionate share of IP-VI's pro forma losses for the year ended December 31, 1997, including the amortization, over an estimated 20 year life, of the difference between the recorded value of TCIC's investment in IP-VI and TCIC's proportionate share of IP-VI's pro forma net assets.

(8) Represents the estimated tax effect of the pro forma adjustments, assuming an effective tax rate of 40%.

(9) Represents TCIC's proportionate share of New CSC's pro forma losses for the year ended December 31, 1997, including the amortization, over an estimated 20 year life, of the difference between the fair value of the New CSC Class A Common Stock received and TCIC's proportionate share of New CSC's pro forma net deficiency.